UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2023 (July 19, 2023)

Singlepoint Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53425	26-1240905
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3104 E Camelback Rd #2137 Phoenix, AZ	85016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 682-7464

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 19, 2023, Singlepoint Inc. (the “Company”) filed a Certificate of Amendment to the Amended and Restated Article of Incorporation of the Company with the Secretary of State of the State of Nevada (the “Certificate of Amendment”) to effect a 1-for-400 reverse stock split (the “reverse stock split”) of the shares of the Company’s common stock, (the “Common Stock”). As previously disclosed in a Definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission on June 30, 2023 (the “Information Statement”), the Company’s stockholders approved the reverse stock split with a ratio of up to 750-for-1, such ratio to be determined by the Board of Directors of the Company (the “Board”). On July 19, 2023, the Board selected the 1-for-400 reverse stock split ratio. As a result of the reverse stock split, every 400 shares of the Company’s pre-reverse split Common Stock will be combined and reclassified as one share of Common Stock. Proportionate voting rights and other rights of common stockholders will not be affected by the reverse split. No fractional shares will be issued in connection with the reverse stock split and instead all fractional share amounts resulting from the Reverse Split will be rounded up to the next whole new share.

The reverse stock split became effective on July 20, 2023 and the Common Stock began trading on a reverse stock split-adjusted basis when the market opened on July 20, 2023. A “D” will be placed on the ticker symbol for 20 business days making the symbol “SINGD”. After 20 business days, the symbol will then change back to “SING”. The Company’s transfer agent, VStock Transfer, LLC, is acting as exchange agent for the reverse stock split and will send instructions to stockholders of record regarding the exchange of certificates for Common Stock.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the Information Statement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description of the Exhibit
3.1	Certificate of Amendment to the Amended and Restated Articles of Incorporation of Singlepoint Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Stock Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SinglePoint Inc.

Dated: July 24, 2023	By:	/s/ William Ralston
William Ralston
Chief Executive Officer

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